EXHIBIT 10.2
EXECUTION COUNTERPART
AMENDMENT NO. 5
          AMENDMENT NO. 5 dated as of October 5, 2009 among THE GEO GROUP, INC. (formerly known as Wackenhut Corrections Corporation), a Florida corporation, as borrower (the “Borrower”), its Subsidiaries listed on the signature pages hereto, as guarantors (the “Guarantors”) and BNP PARIBAS, in its capacity as Administrative Agent under the Credit Agreement referred to below (together with its permitted successors, the “Administrative Agent”).
          The Borrower, the Lenders party thereto and the Administrative Agent are parties to a Third Amended and Restated Credit Agreement dated as of January 24, 2007 (as modified and supplemented and in effect from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit (by means of loans and letters of credit) to be made by said Lenders to the Borrower.
          The Borrower has requested that the Credit Agreement be amended in certain respects, and the requisite Lenders have authorized the Administrative Agent to agree to such request on the terms and conditions hereof. Accordingly, the parties hereto hereby agree as follows:
          Section 1. Definitions. Except as otherwise defined or amended and restated in this Amendment No. 5, terms defined in the Credit Agreement are used herein as defined therein.
          Section 2. Amendments. Subject to the satisfaction of the condition precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:
          2.01. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.
          2.02. Definitions. (a) Section 1.1 of the Credit Agreement shall be amended by adding the following definition:
          “Existing High-Yield Notes” shall have the meaning ascribed to it in the definition of “High-Yield Notes”.
     (b) Section 1.1 of the Credit Agreement shall be amended by amending and restating the following definitions:
     “High-Yield Notes” means (i) $150,000,000 8 1/4 % senior unsecured high-yield notes due 2013 issued by the Borrower on July 9, 2003 (“Existing High-Yield Notes”) and guaranteed by the Guarantors (other than GEO Re Holdings, LLC and GEO Care, Inc.), and (ii) the notes, bonds or other evidence of indebtedness issued by the Borrower and guaranteed by the Guarantors pursuant to Section 11.1(k) hereof, each as amended, restated, supplemented or otherwise modified from time to time.
     “High-Yield Note Indenture” means any indenture under which any High-Yield Notes are issued, as the same may be amended, restated, supplemented or otherwise modified from time to time.
Amendment No. 5

          2.03. Limitations on Debt. Section 11.1 of the Credit Agreement shall be amended by (a) deleting “and” at the end of clause (i), (b) adding “and” at the end of clause (j) and (c) adding the following new clause (k) thereto:
          “(k) Debt of the Borrower incurred in connection with the issuance of unsecured notes, bonds or other evidence of indebtedness in an aggregate face amount not to exceed Three Hundred Million Dollars ($300,000,000) at any time outstanding provided that no Default or Event of Default shall have occurred and be continuing or would result therefrom.”
          2.04. Payments and Prepayments of Certain Debt. Section 11.10 of the Credit Agreement shall be amended and restated as follows:
     “11.10 Payments and Prepayments of Certain Debt. Cancel or forgive, make any voluntary or optional payment or prepayment on, or redeem or acquire for value (including, without limitation, by way of depositing with any trustee with respect thereto money or securities before due for the purpose of payment when due) any Subordinated Debt or the High Yield Notes; provided however, notwithstanding the foregoing, the Existing High Yield Notes may be repurchased, redeemed, acquired or defeased with the proceeds of the issuance of Debt permitted under Section 11.1(k) hereof.”
          2.05. Restrictive Agreements. Section 11.11 of the Credit Agreement shall be amended by (i) adding “materially” after “any covenants” and (ii) replacing “(except for restrictions on Liens pursuant to the High-Yield Note Indenture)” with “(except for restrictions on Liens pursuant to any High-Yield Note Indenture, provided that any such restrictions are not materially more restrictive than the restrictions set forth in the High-Yield Note Indenture for the Existing High-Yield Notes)”.
          Section 3. Waiver. The Administrative Agent hereby waives the requirement to provide, within 10 days following the date of the acquisition of Just Care, Inc. (the “Acquisition”), the items required by clauses (A) and (C) of Section 9.15 of the Credit Agreement in relation to the Leasehold Mortgage with respect to the property at 7901 Farrow Road, Columbia, SC 29203., provided that such items are delivered to the Administrative Agent within 60 days of the Acquisition.
          Section 4. Conditions Precedent. The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon the receipt by the Administrative Agent of:
          (a) counterparts of this Amendment No. 5 executed by the Borrower, the Guarantors and the Administrative Agent together with authorizations to execute this Amendment No. 5 from the requisite Lenders; and
          (b) evidence of the payment by the Borrower of all fees payable to the Administrative Agent and the Lenders that the Borrower has agreed to pay in connection with this Amendment No. 5.
          Section 5. Security Documents. The Borrower and the Guarantors hereby ratify and confirm the respective Guaranty Obligations and Liens granted by them under the Security Documents in favor of the Secured Parties.
          Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 5 may be executed in
Amendment No. 5

any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 5 by signing any such counterpart. This Amendment No. 5 shall be governed by, and construed in accordance with, the law of the State of New York.
[Signature pages to follow]
Amendment No. 5

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to the Credit Agreement to be duly executed and delivered as of the day and year first above written.

THE GEO GROUP, INC. (formerly known as Wackenhut Corrections Corporation), as Borrower
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Sr. VP & CFO

CORRECTIONAL SERVICES CORPORATION, as Guarantor
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Vice President and Treasurer

GEO HOLDINGS I, INC., as Guarantor
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Vice President, Finance

GEO ACQUISITION II, INC., as Guarantor
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Vice President, Finance

GEO CARE, INC. (formerly known as Atlantic Shores Healthcare, Inc.), as Guarantor
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Treasurer

GEO RE HOLDINGS LLC (formerly known as WCC RE Holdings LLC), as Guarantor
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Senior Vice President and Treasurer

[Signature pages continue]

CPT OPERATING PARTNERSHIP, L.P., as Guarantor
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Vice President, Finance

CPT LIMITED PARTNER, LLC, as Guarantor
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Vice President, Finance

CORRECTIONAL PROPERTIES PRISON FINANCE LLC, as Guarantor
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Vice President, Finance

PUBLIC PROPERTIES DEVELOPMENT AND LEASING LLC, as Guarantor
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Vice President, Finance

GEO TRANSPORT, INC., as Guarantor
By:	/s/ Brian R. Evans
	Name:	Brian R. Evans
	Title:	Vice President and Treasurer

[Signature pages continue]

BNP PARIBAS, as Lender
By:	/s/ John Treadwell
	Name:	John Treadwell
	Title:	Vice President

By:	/s/ Nicole Mitchell
	Name:	Nicole Mitchell
	Title:	Vice President

BNP PARIBAS, as Administrative Agent
By:	/s/ John Treadwell
	Name:	John Treadwell
	Title:	Vice President

By:	/s/ Nicole Mitchell
	Name:	Nicole Mitchell
	Title:	Vice President